BANK LOANS AND FACILITIES	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
BANK LOANS AND FACILITIES
11.	BANK LOANS AND FACILITIES

The Group has entered into $21.3 million (approximate to RMB130 million), RMB denominated secured revolving credit facility granted by CCB(SZ) to VisionChina Media Group, expired on January 9, 2015 (the “CCB Facility”). The CCB Facility is secured by accounts receivable of VisionChina Media Group. The CCB Facility is available for general corporate working capital purposes at an interest rate in a range between 95% to 160% of the Benchmark Rate. The CCB Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by VisionChina Media Group. Violation of such covenant could result in a default under the CCB Facility, which would permit the CCB(SZ) to terminate the CCB Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the CCB Facility. The Group is in compliance with such financial covenant as of December 31, 2014. As of December 31, 2014, there were borrowings of $13.8 million. The amount of $7.5 million of the CCB Facility was unutilised. As of December 31, 2015, there were no such borrowings.

In January 2015, the Group has entered into another $16.3 million (approximate to RMB100 million), RMB denominated secured revolving credit facility granted by CCB(SZ) to VisionChina Media Group, scheduled to expire on January 26, 2016 (the “2015 CCB Facility”). The 2015 CCB Facility is secured by accounts receivable of VisionChina Media Group. The 2015 CCB Facility is available for general corporate working capital purposes at an interest rate in a range between 99.54% to 103.46% of the Loan Prime Rate in the PRC. The 2015 CCB Facility contains restrictive financial covenant of maintaining a leverage ratio of 65% by VisionChina Media Group. It is cancelable by CCB(SZ) if there is any material adverse change or failure to maintain satisfactory operations of VisionChina Media Group. Violation of such covenant could result in a default under the 2015 CCB Facility, which would permit the CCB(SZ) to terminate the 2015 CCB Facility available to the Group and require immediate repayment from the Group of any outstanding loans advanced under the 2015 CCB Facility. The Group is in compliance with such financial covenant as of December 31, 2015. As of December 31, 2015, the 2015 CCB Facility was fully utilised and there were borrowings of $9.2 million.

The Group’s bank loans consist of the following:

	December 31,
	2014	2015
CCB Facility
- Interest rate in a range between 95% to 160% of Benchmark Rate, denominated in RMB	$13,847,031	$-
2015 CCB Facility
- Interest rate in a range between 99.54% to 103.46% of the Loan Prime Rate in the PRC, denominated in RMB	-	9,243,995

Total bank loans	13,847,031	9,243,995

Less: Amount due within one year shown under current liabilities	13,847,031	9,243,995

Amount due after one year shown under non-current liabilities	$-	$-